                                             1933 Act Registration No. 033-16905
                                             1940 Act Registration No. 811-05309

     As filed with the Securities and Exchange Commission on October 6, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [x]
                        Pre-Effective Amendment No. _____           [ ]
                        Post-Effective Amendment No. 81             [x]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                                 Amendment No. 81                   [x]



                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 303-7987
              (Registrant's Telephone Number, including Area Code)

                                Richard J. Ertel
                               U.S. Bancorp Center
                          800 Nicollet Mall, BC-MN-H05F
                          Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

        [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485.
        [ ]    on (date) pursuant to paragraph (b) of Rule 485.
        [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.
        [ ]    on (date) pursuant to paragraph (a)(1) of Rule 485.
        [x]    75 days after filing pursuant to paragraph (a)(2) of Rule 485.
        [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485.

                                          December 20, 2006



                                          Prospectus
                                          First American Investment Funds, Inc.

                                          ASSET CLASS - STOCK FUNDS

                INTERNATIONAL SELECT FUND

   CLASS A, CLASS B, CLASS C, CLASS R AND
                           CLASS Y SHARES

                                          As with all mutual funds, the
                                          Securities and Exchange Commission has
                                          not approved or disapproved the shares
                                          of this fund, or determined if the
                                          information in this prospectus is
                                          accurate or complete. Any statement to
                                          the contrary is a criminal offense.

(FIRST AMERICAN FUNDS LOGO)

TABLE OF
CONTENTS

FUND SUMMARY
    Introduction                                                       1
    Objective and Principal Investment Strategies                      2
    Principal Risks                                                    3
    Fund Performance                                                   4
    Fees and Expenses                                                  5
POLICIES AND SERVICES
    Purchasing, Redeeming, and Exchanging Shares                       6
    Managing Your Investment                                          16
ADDITIONAL INFORMATION
    Management                                                        18
    More About the Fund                                               21
FOR MORE INFORMATION                                          Back Cover

Fund Summary
INTRODUCTION

          This section of the prospectus describes the objective of the First American International Select Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF U.S. BANK
          NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
          GOVERNMENT AGENCY.

          THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUND, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.



                              1
                           PROSPECTUS - First American International Select Fund

Fund Summary
Objective and Principal Investment Strategies

OBJECTIVE

International Select Fund's objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, International Select Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities are generally issued by companies:

- that are domiciled in countries other than the United States, or
- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:

- Growth Style emphasizes investments in equity securities of companies with above-average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition.
- Value Style emphasizes investments in equity securities that are believed to be undervalued relative to other securities in the same industry or market, have good or improving fundamentals, or have an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.
- Emerging Markets Style emphasizes investments in equity securities of companies located in emerging market countries or that derive a majority of their revenues from operations in such countries. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International, Inc.

See "Additional Information -- Management -- Sub-Advisors" for more information on the investment styles employed by each sub-advisor.

When determining how to allocate the fund's assets among sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations among the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund's returns.

A portion of the fund's assets managed by the advisor are used to facilitate cash flows to and from the sub-advisors, meet redemption requests, and pay fund expenses. The advisor may also utilize these assets to increase the fund's exposure to certain companies, countries, regions, or investment styles. The advisor may invest these assets in money market instruments and other short-term securities, including money market funds advised by the advisor, stock and stock index futures and options contracts, forward foreign currency exchange contracts, and exchange-traded funds.



                              2
                      PROSPECTUS - First American International Select Fund

Fund Summary
Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:

Active Management Risk.   The fund is actively managed and its performance
therefore will reflect in part the advisor's or sub-advisors' ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk.   Stocks may decline significantly in price over short or
extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which the fund invests, such as value stocks and growth stocks, may underperform the market as a whole.

Derivative Instrument Risk.   The use of derivative instruments, such as
options, futures contracts, and options on futures contracts, exposes the fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor or sub-advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If the fund uses derivative instruments and the advisor's or sub-advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

Emerging Markets Risk.   The risks of international investing are particularly
significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Foreign Currency Hedging Transaction Risk.   In order to hedge against adverse
movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. If the advisor or sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

International Investing Risk.   The fund invests primarily in equity securities
that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. The fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the SAI for details.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.


                              3
                      PROSPECTUS - First American International Select Fund

Fund Summary

Principal Risks CONTINUED

Multi-Manager Risk.   The interplay of the various strategies employed by the
fund's sub-advisors may result in the fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The sub-advisors selected may underperform the market generally or other sub-advisors that could have been selected for the fund. The multi-manager approach could increase the fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the fund's portfolio securities, higher brokerage commissions and other transaction costs.

Fund Performance

Because the fund has not been offered prior to the date of this prospectus, no performance information is presented.



                              4
                      PROSPECTUS - First American International Select Fund

Fund Summary
Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A      CLASS B   CLASS C   CLASS R   CLASS Y
----------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                          5.50%(1)     0.00%     0.00%     None      None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                 0.00%(2)     5.00%     1.00%     None      None
  ANNUAL MAINTENANCE FEE
  only charged to accounts with balances below $500              $50          $50       $50     None      None
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
  Management Fees                                                  %            %         %         %         %
  Distribution and/or Service (12b-1) Fees                     0.25%        1.00%     1.00%     0.50%     None
  Other Expenses(3)                                                %            %         %         %         %
  Total Annual Fund Operating Expenses                             %            %         %         %         %
--------------------------------------------------------------------------------------------------------------------

(1)Investors may qualify for reduced sales charges. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.

(3)"Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                                        CLASS B       CLASS B       CLASS C       CLASS C
                                                       assuming   assuming no      assuming   assuming no
                                                     redemption    redemption    redemption    redemption
                                                      at end of     at end of     at end of     at end of
                                          CLASS A   each period   each period   each period   each period     CLASS R     CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
  1 year                                        $            $              $            $              $           $           $
---------------------------------------------------------------------------------------------------------------------------------
  3 years                                       $            $              $            $              $           $           $



                              5
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE.

The fund has authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on its behalf. Your purchase or redemption price will be based on that day's net asset value (NAV) per share if your order is received by the fund or an authorized financial intermediary in proper form prior to the time the fund calculates its NAV. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption, and Exchange Procedures."

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the fund.

The fund may be offered only to persons in the United States. This prospectus should not be considered a solicitation or offering of fund shares outside the United States.

CHOOSING A SHARE CLASS

The fund issues its shares in five classes -- Class A, Class B, Class C, Class R, and Class Y shares -- with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R, and Class Y shares of the fund, whereas Class A, Class B, and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.

Eligibility to Invest in Class R and Class Y Shares

CLASS R SHARES generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.

Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

CLASS Y SHARES are offered to clients of financial intermediaries who have been authorized to offer Class Y shares and who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include, but are not limited to, individuals, corporations, endowments and pension plans (including tax-deferred retirement plans and profit sharing plans).

Class Share Overview

                                                                    Annual 12b-1 Fees
                                                                  (as a % of net assets)
                                         Contingent Deferred   ----------------------------
                       Front-End Sales      Sales Charge       Distribution    Shareholder
                        Charge (FESC)          (CDSC)              Fee        Servicing Fee
-------------------------------------------------------------------------------------------
Class A                     5.50%(1)            0.00%(2)             No           0.25%
Class B(3)                  0.00%               5.00%(4)           0.75%          0.25%
Class C(5)                  0.00%               1.00%(6)           0.75%          0.25%
Class R                       No                  No               0.50%            No
Class Y                       No                  No                 No             No
-------------------------------------------------------------------------------------------

(1)The FESC is reduced for larger purchases. See "Determining Your Share
   Price -- Class A Shares" below.
(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.
(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.
(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."
(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.
(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class B or Class C share orders that would cause your total investment in First American Funds Class A, Class B and Class C shares (not including First American money market funds) to equal or exceed $100,000 in the case of an order for Class B shares or $1 million dollars in the case of an order for Class C shares, using the aggregation principles discussed below under "Determining Your Share
Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.



                              6
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

DETERMINING YOUR SHARE PRICE

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                   Sales Charge
                             -------------------------
                               As a %          As a %
                                 of            of Net
                              Offering         Amount
Purchase Amount                 Price         Invested
------------------------------------------------------
Less than $50,000               5.50%          5.82%
$50,000 - $99,999               4.50%          4.71%
$100,000 - $249,999             3.50%          3.63%
$250,000 - $499,999             2.50%          2.56%
$500,000 - $999,999             2.00%          2.04%
$1 million and over             0.00%          0.00%

Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the fund and provide it with the records necessary to demonstrate the shares' purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A, Class B, or Class C shares of any First American Fund except the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the fund, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.

- all of your accounts at any other financial intermediary.

- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase the fund's Class A shares at net asset value without a sales charge:

- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.

- current and retired officers and directors of the fund.

- full-time employees of any broker-dealer authorized to sell fund shares.

- full-time employees of the fund's counsel.

- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).

- persons who purchase the fund through "one-stop" mutual fund networks through which the fund is made available.

- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.



                              7
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.

- group retirement plans sponsored or administered by affiliates of the advisor.

- group retirement plans with at least $2.5 million in plan assets. (This minimum may be waived at the discretion of the distributor for purchases by group retirement plans made through financial institutions such as banks or record keepers.)

Reinvesting After a Redemption.   If you redeem Class A shares of a First
American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Additional Information on Reducing Sales Charges. A link to information regarding the fund's Class A sales charge breakpoints is available on the fund's web site at www.firstamericanfunds.com.

Class B Shares

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

Year since purchase of         CDSC as a % of the value
original fund shares                     of your shares
-------------------------------------------------------
First                                            5.00%
Second                                           5.00%
Third                                            4.00%
Fourth                                           3.00%
Fifth                                            2.00%
Sixth                                            1.00%
Seventh                                          0.00%
Eighth                                           0.00%

The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class B and Class C Shares

Class B and Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE and SEP plans.



                              8
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Class B and Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans.

Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.

- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.

- redemptions required as a result of over-contribution to an IRA plan.

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12B-1 FEES

The fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The fund does not pay 12b-1 fees on Class Y shares.

For:                        12b-1 fees are equal to:
---------------------------------------------------------
Class A                 0.25% of average daily net assets
Class B                 1.00% of average daily net assets
Class C                 1.00% of average daily net assets
Class R                 0.50% of average daily net assets
Class Y                 Not applicable

The 12b-1 fees paid by the fund are designated as distribution fees and/or shareholder servicing fees, as described above under "Class Share Overview." The fund's distributor uses the 12b-1 fees to compensate financial intermediaries for sales and/or administrative services performed on behalf of fund shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The fund's distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the fund. From this revenue, the distributor will pay financial intermediaries for the services they provide. The fund's advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows.

                               Maximum Reallowance
                                    as a % of
Purchase Amount                  Purchase Price
-----------------------------------------------------
Less than $50,000                     5.00%
$50,000 - $99,999                     4.00%
$100,000 - $249,999                   3.25%
$250,000 - $499,999                   2.25%
$500,000 - $999,999                   1.75%
$1 million and over                   0.00%

Sales Commissions

There is no initial sales charge on Class A share purchases of $1 million or more, however, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class B or Class C shares, the fund's distributor pays a sales commission of 4.25% of the amount invested to financial intermediaries that sell Class B shares and pays a sales commission of 1.00% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The fund's distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of up to 0.25% of the fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class A shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time. In both cases, the intermediaries continue to receive these fees for as long as you hold fund shares.

The fund's distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The fund's distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The fund's distributor pays intermediaries that sell Class R shares a 0.50% annual distribution fee immediately after you purchase shares. The fund's distributor retains the Class B share 0.75% annual



                              9
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

distribution fee in order to finance the payment of sales commissions to intermediaries that sell Class B shares.

Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. The amount of these payments may be significant, and may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. These payments are not reflected in the fees and expenses listed in the "Fund Summary" section of the prospectus because they are not paid by the fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of the assets invested in the fund by the intermediary's customers; reimbursement of ticket or operational charges (fees that an intermediary charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain intermediaries also receive payments in recognition of sub-accounting, recordkeeping or other services they provide to shareholders or plan participants who invest in the fund or other First American Funds through their retirement plan.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the fund, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the fund's SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A, Class B and Class C Shares

You can become a shareholder in the fund by making the following minimum initial or additional investments.

                                Minimum      Minimum
                                Initial     Additional
Account Types                  Investment   Investment
------------------------------------------------------
Retirement plan, Uniform Gift
to Minors Act (UGMA)/
Uniform Transfers to Minors
Act (UTMA) accounts              $  500        $ 25
All other accounts               $1,000        $100

The fund has the right to waive these minimum investment requirements for shares offered through certain institutions and for employees of the fund's advisor and its affiliates. The fund also has the right to reject any purchase order.

By Phone.   You can purchase shares by calling your financial intermediary, if they have a sales agreement with the fund's distributor. You can also place purchase orders of $100 or more by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the fund and elect this option. Be sure to include all of your banking information on the form.

By Wire.   You can purchase shares by making a wire transfer from your bank.
Before making an initial investment by wire, you must submit a new account form to the fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV calculated after the fund's custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail.   To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund, and mail both to:

REGULAR U.S. MAIL:         OVERNIGHT EXPRESS MAIL:
------------------------   ------------------------
First American Funds       First American Funds
P.O. Box 3011              615 East Michigan Street
Milwaukee, WI 53201-3011   Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.



                              10
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

- Cash, money orders, cashier's checks for less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted.

- If a check does not clear your bank, the fund reserves the right to cancel the purchase, and you could be liable for any losses or fees incurred by the fund as a result of your check failing to clear.

By Systematic Investment Plan.   To purchase shares as part of a savings
discipline, you may add to your investment on a regular basis:

- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or

- through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A, Class B and Class C Shares

When you redeem shares, the proceeds normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

By Phone.   If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. The First American funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail.   To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:         OVERNIGHT EXPRESS MAIL:
------------------------   ------------------------
First American Funds       First American Funds
P.O. Box 3011              615 East Michigan Street
Milwaukee, WI 53201-3011   Milwaukee, WI 53202

Your request should include the following information:

- name of the fund

- account number

- dollar amount or number of shares redeemed

- name on the account

- signatures of all registered account owners

Signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to anyone other than to the shareholder of record.

- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.

- your redemption request is for $50,000 or more.

- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire.   You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the fund has your bank account information on file. If the fund does not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan.   If your account has a value of $5,000 or more,
you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

Exchanging Class A, Class B and Class C Shares

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares.



                              11
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:


- You may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to purchase Class Y shares.


- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone.   If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail.   To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B, and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.

By Systematic Exchange Plan.   You may add to your investment on a regular basis
through automatic monthly exchanges of your First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the fund's shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased at that day's price, the fund must receive the purchase order from the financial intermediary or plan administrator by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the fund must receive the redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the fund.

If the fund receives a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class R Shares.   If you are a plan participant and your investment
goals or your financial needs change, you may exchange your shares for Class R shares of another First American Fund offered through your retirement plan. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.

To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The fund reserves the right to impose minimum investment amounts on clients of



                              12
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

financial intermediaries that charge the fund or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares.   If your investment goals or your financial needs
change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial intermediary.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value

The fund generally calculates its NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the fund's investments are furnished by one or more independent pricing services that have been approved by the fund's board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the fund's board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Short-Term Trading of Fund Shares

The fund discourages purchases and redemptions of its shares in response to short-term fluctuations in the securities markets. The fund's Board of Directors has adopted policies and procedures designed to detect and deter short-term trading in the fund's shares that may disadvantage long-term fund shareholders. These policies are described below. The fund will not knowingly accommodate trading in the fund's shares in violation of these policies. As discussed below, however, there is no guarantee that the fund will be able to detect such trading in all accounts. See "Omnibus Accounts" below. These policies do not apply to purchases and sales of fund shares by other First American Funds.

Risks Associated with Short-Term Trading.   Short-term trading in a fund's
shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies.   The fund's advisor monitors trading in fund
shares in an effort to identify short-



                              13
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of the fund are subject to monitoring. It is the policy of the fund to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of the fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into the fund or, alternatively, the fund may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between the fund and any other fund). In addition to the foregoing sanctions, the fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the fund may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the fund's short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Omnibus Accounts.   Fund shares are frequently held through omnibus account
arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The fund seeks to apply its short-term trading policies and procedures to these omnibus account arrangements and will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the fund if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the fund will request that the financial intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the fund will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary.

While the fund will request that financial intermediaries apply the fund's short-term trading policies to their customers who invest indirectly in the fund, the fund is limited in its ability to monitor the trading activity or enforce the fund's short-term trading policies with respect to customers of financial intermediaries. For example, the fund might not be able to detect any short-term trading facilitated by a financial intermediary, if this were to occur.

Telephone Transactions

The fund and its agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The fund and its agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the fund by telephone during periods of unusual market activity. If you are unable to reach the fund or its agents by telephone, please consider sending written instructions.

Accounts with Low Balances

If your account balance falls below $500 as a result of redeeming or exchanging shares, the fund reserves the right to either:

- deduct a $50 annual account maintenance fee, or

- close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action they intend to take and give you 30 days to re-establish a minimum account balance of $500.

Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities



                              14
                      PROSPECTUS - First American International Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.



                              15
                      PROSPECTUS - First American International Select Fund

Policies and Services
Managing Your Investment


STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares, but some, such as systematic purchases and dividend reinvestments are reported on your account statement. Generally, the fund does not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the fund's net investment income, if any, are declared and paid annually. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES
Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

The fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of the fund are taxable either as ordinary income or as a "qualified dividends," which are taxable at the same rates as long-term capital gains (currently subject to a maximum rate of 15%). The fund will inform its shareholders of the portion of its dividends (if any) that constitute "qualified dividends." Distributions of the fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Foreign Tax Credits

International Select Fund may be required to pay withholding and other taxes imposed by foreign countries. If the fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If the fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.



                              16
                      PROSPECTUS - First American International Select Fund

Policies and Services
Managing Your Investment CONTINUED

Considerations for Retirement Plan Clients

Class R shares are offered only to tax-qualified retirement plans. Thus, Class R shareholders will not be subject to federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations. More information about tax considerations that may affect the fund and its shareholders appears in the fund's SAI.



                              17
                      PROSPECTUS - First American International Select Fund

Additional Information
Management

FAF Advisors, Inc., is the fund's investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30,
2006, FAF Advisors and its affiliates had more than $    billion in assets under
management, including investment company assets of more than $    billion. As
investment advisor, FAF Advisors manages the fund's business and investment activities, subject to the authority of the fund's board of directors.

The fund pays the investment advisor a monthly management fee for providing
investment advisory services equal, on an annual basis, to     % of the fund's
average daily net assets.

A discussion regarding the basis for the board of directors' approval of the fund's investment advisory agreement will appear in the fund's annual report to shareholders for the fiscal period ending October 31, 2007.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Sub-Advisors

Altrinsic Global Advisors, LLC
100 First Stamford Place
Stamford, CT 06902

Hansberger Global Investors, Inc.
401 East Las Olas Boulevard, Suite 1700
Fort Lauderdale, FL 33301

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the fund's investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:

Administration Services.   FAF Advisors and its affiliate, U.S. Bancorp Fund
Services, LLC (Fund Services), act as the fund's administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, the fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time.

Transfer Agency Services.   Fund Services provides transfer agency and dividend
disbursing services, as well as certain shareholder services, to the fund. Fund Services receives fees for transfer agency and dividend disbursing services based upon the number of share classes and shareholder accounts maintained.

Distribution Services.   Quasar Distributors, LLC, an affiliate of FAF Advisors,
receives distribution and shareholder servicing fees for acting as the fund's distributor.

Securities Lending Services.   In connection with lending its portfolio
securities, the fund pays fees to FAF Advisors which are equal to 32% of each fund's net income from these securities lending transactions.

Other Compensation.   To the extent that fund shares are held through U.S. Bank
or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the fund's distributor as well as other payments from the fund's distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Compensation Paid to Financial Intermediaries -- Additional Payments to Financial Intermediaries."

SUB-ADVISORS

A sub-advisor or sub-advisors will provide investment advisory services to the fund. The fund has received an exemptive order from the SEC that permits the investment advisor to engage or terminate a sub-advisor, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the fund's board of directors, without obtaining shareholder approval. The investment advisor will select sub-advisors based upon the sub-advisor's skills in managing assets pursuant to particular investment styles and strategies. The investment advisor will monitor existing sub-advisors based on their investment styles, strategies, and results in managing their portion of the fund. Each sub-advisor will have discretion to select portfolio securities for its portion of the fund, but must select those securities according to the fund's investment



                              18
                      PROSPECTUS - First American International Select Fund

Additional Information
Management CONTINUED


objective and restrictions. The sub-advisors' fees are paid by the fund's investment advisor.

The current sub-advisors for the fund are as follows.

Altrinsic Global Advisors, LLC ("Altrinsic").   Altrinsic is an employee-owned
company founded in 2000. One of those employees, John Hock, has a controlling interest in Altrinsic. As of September 30, 2006, Altrinsic had assets under
management of approximately $    billion.

Altrinsic's investment process is based on individual security selection and an understanding of portfolio risk profiles and exposures. Altrinsic purchases two types of securities: (1) companies trading below intrinsic valuations with stable returns and (2) companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns. Altrinsic conducts due diligence throughout an industry's "food chain" and across geographic borders, which leads to the identification of dislocations and mispriced, undervalued investments.

Hansberger Global Investors, Inc. ("HGI").   HGI is a wholly owned subsidiary of
Hansberger Group, Inc. The firm was founded in 1994. As of September 30, 2006,
HGI had assets under management of approximately $    billion.

HGI's investment process begins with a series of quantitative screens that identify those companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure. These screens are intended to identify those companies that have consistently been industry and market leaders. The result is HGI's "Star List" of companies. The Star List companies are then rated based on their relative valuation and relative price momentum. Securities are then selected from the Star List on the basis of fundamental company-by-company analysis conducted on the top 100 to 125 stocks in the Star List. This fundamental analysis is meant to identify factors overlooked in the quantitative process, including the company's product line, management, market share, product distribution and other elements that are prerequisites to the company's success and staying power within its market. HGI generally sells a security if HGI's price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

Lazard Asset Management LLC ("Lazard").   Lazard is a wholly owned subsidiary of
Lazard Freres & Co., LLC. As of September 30, 2006, Lazard had assets under
management of approximately $    billion.

Lazard employs a bottom-up, relative value approach in selecting stocks that includes proprietary database screening, accounting validation, fundamental analysis, and portfolio construction/risk evaluation. Lazard seeks to identify individual stocks of companies whose principal activities are located in emerging market countries that are believed to be undervalued based on their earnings, cash flow or asset values.

PORTFOLIO MANAGEMENT

The fund's investment advisor selects, subject to the approval of the fund's board of directors, the sub-advisors, allocates fund assets among the sub-advisors, oversees the sub-advisors, evaluates their performance results, and manages fund assets not allocated to the sub-advisors. The investment advisor's employees primarily responsible for the day-to-day management of the fund are David R. Cline, David Chalupnik, CFA, Walter A. French, Keith B. Hembre, CFA, Mark Jordahl, and Tony Rodriguez.

- Mr. Cline is a Senior Equity Portfolio Manager. He has served as co-manager of the fund since its inception. Mr. Cline joined FAF Advisors in 1989 and has 18 years of investment analysis and portfolio management experience.

- Mr. Chalupnik is Senior Managing Director and Head of Equities. He has served as co-manager of the fund since its inception. Prior to joining FAF Advisors in 2002, Mr. Chalupnik served as chief investment officer for Chicago-based Duff & Phelps Investment Management Company. Mr. Chalupnik has more than 22 years of financial industry experience.

- Mr. French is the Director, Equity Risk Management and Quantitative Products. He has served as the primary portfolio manager for the fund since its inception. Mr. French joined FAF Advisors in 1999 and has 33 years of financial industry experience, including 17 years in portfolio management.

- Mr. Hembre is the Chief Economist and Head of Quantitative Analysis. He has served as co-manager of the fund since its inception. Mr. Hembre joined FAF Advisors in 1997 and has 15 years of financial industry experience.

- Mr. Jordahl is Chief Investment Officer. He has served as co-manager of the fund since its inception. Prior to joining FAF Advisors in 2001, Mr. Jordahl was president and chief investment officer at ING Investment Management's Americas subsidiary. He has 24 years of financial industry experience.

- Mr. Rodriguez is Senior Managing Director and Head of Fixed Income. He has served as co-manager of the fund since its inception. Prior to joining FAF Advisors in 2002, Mr. Rodriguez was the director and head of global corporate bonds at Credit Suisse Asset Management in New York. He has more than 22 years of financial industry experience.

Altrinsic Global Advisors, LLC has been a sub-advisor to International Select Fund since the fund's inception. The managers primarily responsible for the day-to-day management of the portion of the fund managed by Altrinsic are John Hock, John L. Devita, and Rehan Chaudri.

- Mr. Hock is the Chief Investment Officer, a founder of the firm, and a portfolio manager.


                              19
                      PROSPECTUS - First American International Select Fund

Additional Information
Management CONTINUED

- Mr. Devita has been a Principal of the firm and a portfolio manager since
  2000.

- Mr. Chaudri has been a Principal of the firm and portfolio manager of the firm since July 2003. He was a Senior Vice President and portfolio manager for Lazard Asset Management from May 2001 to March 2003.

Hansberger Global Investors, Inc. has been a sub-advisor to International Select Fund since the fund's inception. The managers primarily responsible for the day-to-day management of the portion of the fund managed by HGI are Tom Tibbles, CFA, and Barry Lockhart, CFA.

- Mr. Tibbles is a Managing Director and Chief Investment Officer for the Growth strategy. He has worked in investment management since 1986 and has been with HGI since 1999.

- Mr. Lockhart is a Senior Vice President of Research at HGI. He has worked in investment management since 1989 and has been with HGI since 1999.

Lazard Asset Management LLC has been a sub-advisor to International Select Fund since the fund's inception. The managers primarily responsible for the day-to-day management of the portion of the fund managed by Lazard are James M. Donald and John R. Reinsberg.

- Mr. Donald is a Managing Director and Head of the Emerging Markets Group at Lazard. He joined Lazard in 1996 and is a CFA Charterholder. Mr. Donald has been working in the investment industry for 21 years.

- Mr. Reinsberg is a Deputy Chairman and Head of International and Global Products at Lazard. He also oversees the day-to-day operations of Lazard's international equity investment team. He joined Lazard in 1992 and has 25 years investment experience.



                              20
                      PROSPECTUS - First American International Select Fund

Additional Information
More About the Fund

OBJECTIVE

The fund's objective, which is described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES

The fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objective. This section provides information about some additional non-principal strategies that the fund's investment advisor may use to achieve the fund's objective. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments.   In an attempt to respond to adverse market, economic,
political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the fund's advisor. Being invested in these securities may keep the fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER

Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The portfolio turnover rate for the fund may be higher than the rates of other similar funds that have a single investment advisor or sub-advisor.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.



                              21
                      PROSPECTUS - First American International Select Fund

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION

More information about the fund is available on the fund's Internet site at www.firstamericanfunds.com and in the following documents:

    ANNUAL AND SEMIANNUAL REPORTS

    Additional information about the fund's investments will be available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    STATEMENT OF ADDITIONAL INFORMATION (SAI)

    The SAI provides more details about the fund and its policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

You can obtain a free copy of the fund's most recent annual or semiannual reports or the SAI, request other information about the fund, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the fund at the address below. Annual or semiannual reports and the SAI are also available on the fund's Internet site.

Information about the fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the fund are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC file number:  811-05309                                    PROINTLSEL  12/06
--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 20, 2006

                            INTERNATIONAL SELECT FUND

     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Class Y Shares of International Select Fund (the "Fund"), a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus dated December 20, 2006. This Statement of Additional Information is incorporated into the Fund's Prospectus by reference. To obtain copies of the Prospectus or the Fund's Annual Report, when one becomes available, at no charge, write the Fund's distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS



                                                                                                   PAGE
                                                                                                   ----
GENERAL INFORMATION...................................................................................  1

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS....................................................  2
         Short-Term Temporary Investments.............................................................  2
         U.S. Government Securities...................................................................  3
         Repurchase Agreements........................................................................  3
         When-Issued and Delayed Delivery Transactions................................................  4
         Lending of Portfolio Securities..............................................................  4
         Options Transactions.........................................................................  5
         Futures and Options on Futures...............................................................  7
         CFTC Information.............................................................................  8
         Fixed Income Securities......................................................................  8
         Foreign Securities...........................................................................  9
         Foreign Currency Transactions................................................................ 10
         Mortgage-Backed Securities................................................................... 12
         Adjustable Rate Mortgage Securities.......................................................... 14
         Corporate Debt Securities.................................................................... 14
         Asset-Backed Securities...................................................................... 14
         Collateralized Debt Obligations.............................................................. 14
         Zero Coupon Securities....................................................................... 15
         Interest Rate Caps and Floors................................................................ 15
         Swap Agreements.............................................................................. 15
         Debt Obligations Rated Less than Investment Grade............................................ 16
         Fixed and Floating Rate Debt Obligations..................................................... 17
         Preferred Stock; Convertible Securities...................................................... 17
         Exchange Traded Funds........................................................................ 18

INVESTMENT RESTRICTIONS............................................................................... 18

FUND NAMES............................................................................................ 20

DISCLOSURE OF PORTFOLIO HOLDINGS...................................................................... 20
              Public Disclosure....................................................................... 20
              Nonpublic Disclosure.................................................................... 20

DIRECTORS AND EXECUTIVE OFFICERS...................................................................... 22
         Independent Directors........................................................................ 22
         Executive Officers........................................................................... 23
         Standing Committees of the Board of Directors................................................ 25
         Fund Shares Owned by the Directors........................................................... 26

         Compensation................................................................................. 26
         Sales Loads.................................................................................. 28

CODE OF ETHICS........................................................................................ 28

PROXY VOTING POLICIES................................................................................. 28

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUND................................................... 28
         Investment Advisor........................................................................... 28
         Sub-Advisors................................................................................. 29
         Additional Payments to Financial Institutions................................................ 29

         Administrator................................................................................ 32
         Transfer Agent............................................................................... 32
         Distributor.................................................................................. 33
         Custodians and Independent Registered Public Accounting Firm................................. 34

PORTFOLIO MANAGERS.................................................................................... 34
         Other Accounts Managed....................................................................... 34
         Portfolio Manager Compensation............................................................... 36
         Ownership of Fund Shares..................................................................... 38

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE.................................................... 38

CAPITAL STOCK......................................................................................... 40

NET ASSET VALUE AND PUBLIC OFFERING PRICE............................................................. 40

TAXATION.............................................................................................. 40

REDUCING SALES CHARGES................................................................................ 41
         Class A Sales Charge......................................................................... 41
         Sales of Class A Shares at Net Asset Value................................................... 42
         Reinvestment Right........................................................................... 42

ADDITIONAL INFORMATION ABOUT PURCHASING CLASS Y SHARES................................................ 42

ADDITIONAL INFORMATION ABOUT REDEEMING SHARES......................................................... 43
         By Telephone................................................................................. 43
         By Mail...................................................................................... 43
         Redemptions Before Purchase Instruments Clear................................................ 44

RATINGS........................................................................................Appendix A

PROXY VOTING POLICIES AND PROCEDURES...........................................................Appendix B

                               GENERAL INFORMATION

     First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

     FAIF is organized as a series fund and currently issues shares in 39 series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund) (collectively, the "Funds" or "FAIF Funds"). This Statement of Additional Information relates to the series of FAIF known as the International Select Fund (the "Fund"). The Fund is an open-end diversified investment company.

     Shareholders may purchase shares of the Fund through five separate classes, Class A, Class B, Class C, Class R, and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Fund. Except for the foregoing differences among the classes pertaining to costs and fees, each share of the Fund represents an equal proportionate interest in the Fund.

     The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

     This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., American Select Portfolio Inc., and American Income Fund, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

     The principal investment strategies of the Fund are set forth in the Fund's Prospectus. Additional information concerning principal investment strategies of the Fund, and other investment strategies that may be used by the Fund, is set forth below. The Fund has attempted to identify investment strategies that will be employed in pursuing the Fund's investment objective. However, in the absence of an affirmative limitation, the Fund may utilize any strategy or technique that is consistent with its investment objective. The Fund does not anticipate that any such strategy or technique would exceed 5% of the Fund's assets absent specific identification of that practice. Additional information concerning the Fund's investment restrictions is set forth below under "Investment Restrictions."

     If a percentage limitation on investments by the Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent the Fund is limited to investing in securities with specified ratings or of a certain credit quality, the Fund is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. However, in no event will more than 5% of the Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's) are contained in Appendix A.

     References in this section to the Advisor also apply, to the extent applicable, to any sub-advisor to the Fund ("Sub-Advisor" or, collectively, the "Sub-Advisors").

SHORT-TERM TEMPORARY INVESTMENTS

     In an attempt to respond to adverse market, economic, political or other conditions, the Fund may temporarily invest without limit in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Fund may so invest include money market funds advised by FAF Advisors, Inc., the Fund's investment advisor (formerly known as U.S. Bancorp Asset Management, Inc.) ("FAF Advisors" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto.

     The Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of United States or foreign banks; Eurodollar time deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee certificates of deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

     Short-term investments and repurchase agreements may be entered into on a joint basis by the Fund and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the SEC with respect to the Fund. A brief description of certain kinds of short-term instruments follows:

     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectus, the Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's, Fitch or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Fund also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's, Fitch and Moody's, see Appendix A.

     Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

     Variable Rate Demand Obligations. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

     The Fund may invest in U.S. government securities as a non-principal investment strategy. The U.S. government securities in which the Fund may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund invests principally are:

     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     - notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

     The government securities in which the Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" below for a description of these securities.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements as a non-principal investment strategy. A repurchase agreement involves the purchase by the Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the fund) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), the Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

     The Fund's custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, the Fund will segregate cash or liquid securities in an amount sufficient to meet its purchase commitments.

     The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

     When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, the Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, as a non-principal investment strategy the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Fund's Board of Directors. The Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

     In these loan arrangements, the Fund will receive collateral in the form of cash, United States government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See "Taxation."

     The Advisor acts as securities lending agent for the Fund and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor currently receives fees equal to 32% of the Fund's income from securities lending transactions.

OPTIONS TRANSACTIONS

     To the extent set forth below, the Fund may purchase put and call options on securities, stock indices, interest rate indices, commodity indices, and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Fund; that is, for "hedging" purposes, or, in the case of options written by the Fund, to produce additional income. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

     Options on Securities. As a principal investment strategy, the Fund may purchase put and call options on securities it owns or has the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

     The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

     Options on Stock Indices. As a principal investment strategy, the Fund may purchase put and call options on stock indices. An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for index options are always in cash. Gain or loss depends on market movements with respect to specific financial instruments. The multiplier for index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying index. Options on different indices may have different multipliers.

     Options on Currencies. Foreign currency options are discussed in detail below under " -- Foreign Currency Transactions -- Foreign Currency Options."

     Writing Call Options. As a principal investment strategy, the Fund may write (sell) covered call options covering up to 50% of the equity securities owned by the Fund. These transactions would be undertaken principally to produce additional income.

     Covered Options. The Fund will write options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Expiration or Exercise of Options. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FUTURES AND OPTIONS ON FUTURES

     The Fund may engage in futures transactions and options on futures as a principal investment strategy, including stock index futures contracts and options thereon. The Fund may also enter into foreign currency futures transactions, which are discussed in more detail below under "--Foreign Currency Transactions."

     A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     A foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

     Futures options possess many of the same characteristics as options on securities, currencies and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Fund intends generally to use futures contracts and futures options to hedge against market risk. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirement on foreign exchanges may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements.

     Although some futures contracts call for making or taking delivery of the underlying currency or security, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying currency, security, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations.

     Limitations on Use of Futures and Futures Options. Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

CFTC INFORMATION

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Fund has filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

FIXED INCOME SECURITIES

     The fixed income securities in which the Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "Short-Term Investments." The Fund may invest in these securities as a non-principal investment strategy. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody's, Standard & Poor's and Fitch not less than Baa3, BBB- and BBB- (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa3 or BBB-, or which are of comparable quality in the judgment of the Advisor.

Obligations rated BBB, Baa3 or their equivalent have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations.

     In addition, the Fund may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated Less Than Investment Grade."

     The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund); (ii) credit risk (the risk that the issuers of debt securities held by the Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

     General. The Fund invests in foreign securities as a principal investment strategy. Under normal market conditions, the Fund invests principally in foreign securities and securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

     In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

     Emerging Markets. The Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     American Depositary Receipts and European Depositary Receipts. United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

     Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

     Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested. In addition, settlement problems could cause the Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

     The Fund may invest in securities which are purchased and sold in foreign currencies. The value of the Fund's assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Fund also will incur costs in converting United States dollars to local currencies, and vice versa. The Fund therefore may enter into foreign currency transactions as a principal investment strategy.

     The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. The Fund also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. The Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

     Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Advisor's or a Sub-Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Advisor's or a Sub-Advisor's view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The Fund will comply with applicable SEC positions requiring it to segregate assets to cover its commitments with respect to such contracts. The Fund generally will not enter into a forward contract with a term longer than one year.

     Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

     The Fund may invest in such securities as a non-principal investment strategy. These investments include Agency Pass-Through Certificates, private pass-through securities, and collateralized mortgage obligations ("CMOs"), as defined and described below.

     Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

     FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

     FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

     The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

     The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

     Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Fund will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

     CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

     - In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     - A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     - An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     - An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     - A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     - A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

     It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. The Fund will not invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

     The Fund may invest in adjustable rate mortgage securities ("ARMS") as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

     ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

CORPORATE DEBT SECURITIES

     The Fund may invest in corporate debt securities as a non-principal investment strategy. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly.

ASSET-BACKED SECURITIES

     The Fund may invest in asset-backed securities as a non-principal investment strategy. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

COLLATERALIZED DEBT OBLIGATIONS

     The Fund may invest in Collateralized Debt Obligations ("CDOs") as a non-principal investment strategy. Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

ZERO COUPON SECURITIES

     The Fund may invest in zero coupon, fixed income securities as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

INTEREST RATE CAPS AND FLOORS

     As a non-principal investment strategy, the Fund may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate floor.

SWAP AGREEMENTS

     The Fund may enter into swap agreements as a non-principal investment strategy. The Funds may also enter into options on swap agreements ("swap options").

     Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

     Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. In a total return swap, one party agrees to pay the other the "total return" of a defined underlying asset, usually in return for a specified fixed or floating cash flow unrelated to the credit worthiness of the underlying asset. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

     One example of the use of swaps within the Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

     Another example of the use of swaps within the Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an upfront or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

     The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

     The use of swap agreements by the Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

     The Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

     Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

     The Fund may invest in both investment grade and non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Lehman Brothers, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa3, BBB- and BBB-, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. The Fund may invest in non-investment grade debt obligations rated at least B- by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B-, or in unrated securities determined to be of comparable quality by the Advisor.

     The "equity securities" in which the Fund may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by the Fund defaulted, the Fund might incur additional expenses to seek recovery.

     In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for the Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of the Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's or Sub-Advisor's own credit analysis than is the case with investment grade obligations.

FIXED AND FLOATING RATE DEBT OBLIGATIONS

     The debt obligations in which the Fund invests as a non-principal investment strategy may have either fixed or floating rates. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PREFERRED STOCK; CONVERTIBLE SECURITIES

     The Fund may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

EXCHANGE TRADED FUNDS

     The Fund may invest in exchange traded funds ("ETFs") as a non-principal investment strategy. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

                             INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Fund Investments" above, the Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     The Fund will not:

     1. Concentrate its investments in a particular industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     4.   Invest for the primary purpose of control or management.

     5. Purchase physical commodities or contracts relating to physical commodities.

     6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Fund will use industry classifications provided by Bloomberg and Lehman Brothers to determine its compliance with this limitation.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

     For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

     The following restrictions are non-fundamental and may be changed by the Fund's Board of Directors without a shareholder vote:

     The Fund will not:

     1. Invest more than 15% of its net assets in all forms of illiquid investments.

     2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets. The Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. The Fund will not make additional investments while its borrowings exceed 5% of total assets.

     3.   Make short sales of securities.

     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

     With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

     The Board of Directors has adopted guidelines and procedures under which the Fund's investment advisor is to determine whether the following types of securities which may be held by the Fund are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

     For determining compliance with its investment restriction relating to industry concentration, the Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                                   FUND NAMES

     With respect to the Fund's adoption of an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund's name, a policy has been adopted by the Fund to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PUBLIC DISCLOSURE

     The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the Fund's fiscal quarter. In addition, the First American Fund Family makes complete portfolio holdings information publicly available for all First American Funds by posting the information on the First American Funds website on a quarterly basis. The Fund will attempt to post such information within ten days of the quarter end. Until such time as it is posted, it will be Nonpublic Holdings Information, as defined below, and subject to the Fund's procedures regarding the disclosure of Nonpublic Holdings Information.

NONPUBLIC DISCLOSURE

     The Fund's board of directors has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Nonpublic Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Fund, or otherwise use the information in a way that would harm the Fund, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

     Disclosure within the Advisor and to Fund Directors. Nonpublic Holdings Information and information derived therefrom may be provided to any individuals employed by the Advisor and who have a need to know the information, such as investment, compliance, and treasury personnel, without prior approval. The Advisor's employees are bound by the Disclosure Policies and by the Advisor's Code of Ethics which precludes them from trading on the basis of Nonpublic Holdings Information.

     Nonpublic Holdings Information and information derived therefrom also may be provided to directors of the First American Funds and their service providers, such as counsel, as part of the materials for regular or special Board of Directors meetings without prior approval. These parties have pre-existing fiduciary duties or duties of confidentiality arising from the Fund's Code of Ethics or from established rules of professional responsibility and ethical conduct. These parties are not required to enter into written confidentiality agreements prior to receipt of Nonpublic Holdings Information, and therefore, the fund would be precluded from pursuing a breach of contract claim against such a party if that party misused Nonpublic Holdings Information.

     Disclosure to Fund Service Providers and Prospective Service Providers. Nonpublic Holdings Information may be provided to organizations that provide or propose to provide services to the First American Funds, such as sub-advisors, custodians, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, entities that provide Class B share financing, proxy voting organizations, financial printers, pricing services and the like, provided that such organization has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. Before Nonpublic Holdings Information is provided to a new service provider or a prospective service provider, the Director of FAF Advisors' Product Marketing Group must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the fund involved. Any such determination made during a calendar quarter shall be reported to the Chief Compliance Officer within 10 days of the end of the quarter, and shall be subject to Compliance oversight.

     Ongoing Arrangements. The Fund currently provides Nonpublic Holdings Information on a weekly basis to an entity that provides Class B share financing to the Fund, and Nonpublic Holdings Information is provided on a quarterly basis to an entity that provides post-trade execution analysis with respect to securities trades made for the Fund.

     Disclosure to Investors, Prospective Investors, and Investor Consultants. Nonpublic Holdings Information may not be provided to investors, prospective investors or investor consultants without prior approval of the Fund's Chief Compliance Officer. The Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Fund's advisor and the advisor's affiliates on the other hand, and (3) the recipient has agreed in writing to maintain the confidentiality of the Nonpublic Holdings Information and not to trade on the basis of any such information that is material nonpublic information. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Fund's Advisor or the advisor's affiliates on the other hand, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the Fund and its shareholders. The Fund's Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders.

     Disclosure to Fund Ranking and Ratings Organizations. Nonpublic Holdings Information may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information. Before Nonpublic Holdings Information is provided to a new ranking or rating organization or entity that provides investment coverage and/or analytical information, the Director of FAF Advisors' Product Marketing Group must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the fund involved. Any such determination made during a calendar quarter shall be reported to the Chief Compliance Officer within 10 days of the end of the quarter, and shall be subject to Compliance oversight.

     Disclosure as Required by Applicable Law. Undisclosed Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

     Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Advisor and any sub-advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the First American Funds website or filed with the SEC unless the recipient has agreed in writing to maintain the confidentiality of such information and not to trade on the basis of any such information which is material nonpublic information. Materiality is a subjective judgment, however, and there is a risk that information deemed immaterial by the portfolio manager, analyst, or other employee of the Advisor could be used in a manner adverse to the Fund ad its shareholders. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

     No Compensation or Consideration. Neither the Fund, nor its investment advisor or any sub-advisor or any affiliate of either, including the Chief Compliance Officer or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Nonpublic Holdings Information.

     The Fund's Chief Compliance Officer must provide a quarterly report to the Fund's board of directors addressing exceptions to these policies and procedures, if any.

     Under the foregoing policies and procedures, in the event of the absence or unavailability of the Chief Compliance Officer, all of the obligations of the Chief Compliance Officer may be performed by his or her designee.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. Each of the Directors in an independent director.

INDEPENDENT DIRECTORS

                                                                                                                          OTHER
                        POSITION(S)                                                              NUMBER OF PORTFOLIOS  DIRECTORSHIPS
NAME, ADDRESS,             HELD            TERM OF OFFICE           PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        HELD BY
AND YEAR OF BIRTH        WITH FUND    AND LENGTH OF TIME SERVED        DURING PAST 5 YEARS       OVERSEEN BY DIRECTOR    DIRECTOR*
----------------------  -----------  ---------------------------  ----------------------------  ---------------------  -------------
Benjamin R. Field III,    Director   Term expiring earlier of     Retired; Senior Financial     First American Funds   None
P.O. Box 1329,                       death, resignation, removal, Advisor, Bemis Company, Inc.  Complex: eleven
Minneapolis, Minnesota               disqualification, or         from May 2002 to March 2003;  registered investment
55440-1329                           successor duly elected and   Senior Vice President, Chief  companies, including
(1938)                               qualified. Director of       Financial Officer and         55 portfolios
                                     FAIF since September 2003    Treasurer, Bemis Company,
                                                                  through April 2002

Roger A. Gibson,          Director   Term expiring earlier of     Retired; Vice President,      First American Funds   None
P.O. Box 1329,                       death, resignation, removal, Cargo - United Airlines,      Complex: eleven
Minneapolis, Minnesota               disqualification, or         from July 2001 through July   registered investment
55440-1329                           successor duly elected and   2004; Vice President, North   companies, including
(1946)                               qualified. Director of       America-Mountain Region for   55 portfolios
                                     FAIF since October 1997      United Airlines prior to
                                                                  July 2001)

Victoria J. Herget,       Director   Term expiring earlier of     Investment consultant and     First American Funds   None
P.O. Box 1329,                       death, resignation, removal, non-profit board member       Complex: eleven
Minneapolis, Minnesota               disqualification, or         since 2001; Managing          registered investment
55440-1329                           successor duly elected and   Director of Zurich Scudder    companies, including
(1951)                               qualified. Director of       Investments through 2001      55 portfolios
                                     FAIF since September 2003

Leonard W. Kedrowski,     Director   Term expiring earlier of     Owner, Executive and          First American Funds   None
P.O. Box 1329,                       death, resignation, removal, Management Consulting, Inc.,  Complex: eleven
Minneapolis, Minnesota               disqualification, or         a management consulting       registered investment
55440-1329                           successor duly elected and   firm; Board member, GC        companies, including
(1941)                               qualified. Director of       McGuiggan Corporation (dba    55 portfolios
                                     FAIF since November 1993     Smyth Companies), a label
                                                                  printer; former Chief
                                                                  Executive Officer, Creative
                                                                  Promotions International,
                                                                  LLC, a promotional award
                                                                  programs and products
                                                                  company, through October
                                                                  2003; Advisory Board Member,
                                                                  Designer Doors, a
                                                                  manufacturer of designer
                                                                  doors, through 2002

Richard K. Riederer,      Director   Term expiring earlier of     Retired; Director, President  First American Funds   Cleveland-
P.O. Box 1329,                       death, resignation, removal, and Chief Executive Officer,  Complex: eleven        Cliffs Inc.
Minneapolis, Minnesota               disqualification, or         Weirton Steel through 2001    registered investment  (a producer
55440-1329                           successor duly elected and                                 companies, including   of iron ore
(1944)                               qualified. Director of                                     55 portfolios          pellets)
                                     FAIF since August 2001

Joseph D. Strauss,        Director   Term expiring earlier of     Attorney At Law, Owner and    First American Funds   None
P.O. Box 1329,                       death, resignation, removal, President, Strauss            Complex: eleven
Minneapolis, Minnesota               disqualification, or         Management Company, a         registered investment
55440-1329                           successor duly elected and   Minnesota holding company     companies, including
(1940)                               qualified. Director of       for various organizational    55 portfolios
                                     FAIF since September 1991    management business
                                                                  ventures; Owner, Chairman
                                                                  and Chief Executive Officer,
                                                                  Community Resource
                                                                  Partnerships, Inc., a
                                                                  strategic planning,
                                                                  operations management,
                                                                  government relations,
                                                                  transportation planning and
                                                                  public

                                                                                                                          OTHER
                        POSITION(S)                                                              NUMBER OF PORTFOLIOS  DIRECTORSHIPS
NAME, ADDRESS,             HELD            TERM OF OFFICE           PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        HELD BY
AND YEAR OF BIRTH        WITH FUND    AND LENGTH OF TIME SERVED        DURING PAST 5 YEARS       OVERSEEN BY DIRECTOR    DIRECTOR*
----------------------  -----------  ---------------------------  ----------------------------  ---------------------  -------------
                                                                  relations organization;
                                                                  Owner, Chairman and Chief
                                                                  Executive Officer,
                                                                  Excensus(TM) LLC, a
                                                                  strategic demographic
                                                                  planning and application
                                                                  development firm, since 2001

Virginia L. Stringer,     Chair;     Chair term three years.      Owner and President,          First American Funds   None
P.O. Box 1329,            Director   Director term expiring       Strategic Management          Complex: eleven
Minneapolis, Minnesota               earlier of death,            Resources, Inc.,  a           registered investment
55440-1329                           resignation, removal,        management consulting firm;   companies, including
(1944)                               disqualification, or         Executive Consultant for      55 portfolios
                                     successor duly elected and   State Farm Insurance Cos
                                     qualified. Chair of FAIF's
                                     Board since September
                                     1997; Director of FAIF
                                     since September 1987

James M. Wade,            Director   Term expiring earlier of     Owner and President, Jim      First American Funds   None
P.O. Box 1329,                       death, resignation, removal, Wade Homes, a homebuilding    Complex: eleven
Minneapolis, Minnesota               disqualification, or         company, since 1999           registered investment
55440-1329                           successor duly elected and                                 companies, including
(1943)                               qualified. Director of FAIF                                55 portfolios
                                     since August 2001

----------------------

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

EXECUTIVE OFFICERS

NAME, ADDRESS, AND YEAR       POSITION(s) HELD         TERM OF OFFICE AND
OF BIRTH                         WITH FUND            LENGTH OF TIME SERVED           PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
------------------------      ----------------      ---------------------------    -------------------------------------------------
Thomas S. Schreier, Jr.,      President             Re-elected by the Board        Chief Executive Officer of FAF Advisors, Inc.
FAF Advisors, Inc.,                                 annually; President of FAIF    since May 2001; Chief Executive Officer of First
800 Nicollet Mall,                                  since February 2001            American Asset Management from December 2000 to
Minneapolis, Minnesota                                                             May 2001 and of Firstar Investment & Research
55402 (1962) *                                                                     Management Company from February 2001 to May
                                                                                   2001; prior thereto, Senior Managing Director and
                                                                                   Head of Equity Research of U.S. Bancorp Piper
                                                                                   Jaffray

Mark S. Jordahl,              Vice President -      Re-elected by the Board        Chief Investment Officer of FAF Advisors, Inc.
FAF Advisors, Inc.            Investments           annually; Vice President --    since September 2001; President and Chief
800 Nicollet Mall,                                  Investments of FAIF since      Investment Officer, ING Investment Management --
Minneapolis, Minnesota                              September 2001                 Americas, September 2000 to June 2001; prior
55402 (1960) *                                                                     thereto, Senior Vice President and Chief
                                                                                   Investment Officer, ReliaStar Financial Corp

Jeffery M. Wilson,            Vice President -      Re-elected by the Board        Senior Vice President of FAF Advisors, Inc. since
FAF Advisors, Inc.            Administration        annually; Vice President --    May 2001; prior thereto, Senior Vice President of
800 Nicollet Mall,                                  Administration of FAIF since   First American Asset Management
Minneapolis, Minnesota                              March 2000
55402 (1956) *

Charles D. Gariboldi, Jr.     Treasurer             Re-elected by the Board        Mutual Funds Treasurer, FAF Advisors, Inc., since
FAF Advisors, Inc.                                  annually; Treasurer of FAIF    October 2004; prior thereto, Vice President for
800 Nicollet Mall,                                  Since December 2004            investment accounting and fund treasurer of
Minneapolis, Minnesota                                                             Thrivent Financial for Lutherans
55402 (1959) *

NAME, ADDRESS, AND YEAR       POSITION(s) HELD         TERM OF OFFICE AND
OF BIRTH                         WITH FUND            LENGTH OF TIME SERVED           PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
------------------------      ----------------      ---------------------------    -------------------------------------------------
Jill M. Stevenson,            Assistant Treasurer   Re-elected by the Board        Assistant Treasurer, FAF Advisors, Inc. since
U.S. Bancorp Asset                                  annually; Assistant            September 2005; Director, Senior Project Manager,
Management, Inc.                                    Treasurer of FAIF since        FAF Advisors, Inc. from May 2003 to September
800 Nicollet Mall,                                  September 2005                 2005; prior thereto, Vice President, Director of
Minneapolis, Minnesota                                                             Operations, Paladin Investment Associates, LLC
55402 (1965)*

David H. Lui,                 Chief Compliance      Re-elected by the              Chief Compliance Officer of FAF Advisors, Inc.
U.S. Bancorp Asset            Officer               Board annually;                since March 2005; Chief Compliance Officer,
Management, Inc.                                    Chief Compliance               Franklin Advisors, Inc. and Chief Compliance
800 Nicollet Mall,                                  Officer of FAIF since          Counsel, Franklin Templeton Investments from
Minneapolis, Minnesota                              March 2005                     March 2004 to March 2005; prior thereto, Vice
55402 (1960) *                                                                     President, Charles Schwab & Co., Inc.

Jason Mitchell                Anti-Money            Re-elected by the Board        Compliance Manager of FAF Advisors, Inc. since
FAF Advisors, Inc.            Laundering Officer    annually; Anti-Money           ________.
800 Nicollet Mall                                   Laundering Officer since
Minneapolis, Minnesota                              September 2006
55402 (1976) *

Kathleen L. Prudhomme,        Secretary             Re-elected by the Board        Deputy General Counsel, FAF Advisors, Inc., since
FAF Advisors, Inc.                                  annually; Secretary of FAIF    November 2004; prior thereto, Partner, Dorsey &
800 Nicollet Mall,                                  since December 2004;           Whitney LLP, a Minneapolis-based law firm
Minneapolis, Minnesota                              Assistant Secretary of FAIF
55402 (1953) *                                      from September 1998 through
                                                    December 2004

Brett L. Agnew,               Assistant Secretary   Re-elected by the Board        Attorney, FAF Advisors, Inc., since August 2004;
FAF Advisors, Inc.                                  annually; Assistant            Senior Counsel, Thrivent Financial for Lutherans
800 Nicollet Mall                                   Secretary of FAIF since        from 2001 to August 2004; prior thereto,
Minneapolis, Minnesota                              December 2004                  consultant, Principal Financial Group
55402 (1971)*

James D. Alt,                 Assistant Secretary   Re-elected by the Board        Partner, Dorsey & Whitney LLP, a Minneapolis-
50 South Sixth Street,                              annually; Assistant            based law firm
Suite 1500, Minneapolis,                            Secretary of FAIF since
Minnesota 55402 (1951)                              December 2004; Secretary of
                                                    FAIF from June 2002 through
                                                    December 2004; Assistant
                                                    Secretary of FAIF from
                                                    September 1998 through June
                                                    2002

James R. Arnold,              Assistant Secretary   Re-elected by the Board        Vice President, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street,                             annually; Assistant            since March 2002; Senior Administration Services
Milwaukee, WI 53202 (1957)*                         Secretary of FAIF since June   Manager, UMB Fund Services, Inc. through March
                                                    2003                           2002

Richard J. Ertel              Assistant Secretary   Re-elected by the Board        Counsel, FAF Advisors, Inc., since May 2006;
FAF Advisors, Inc.                                  annually; Assistant            prior thereto, Counsel, Ameriprise Financial
800 Nicollet Mall,                                  Secretary of FAIF since June   Services, Inc. from September 2004 to May 2006;
Minneapolis, Minnesota                              2006 and from June 2003        prior to that, Counsel, FAF Advisors, Inc. from
55402 (1967) *                                      through August 2004            May 2003 to August 2004; prior to May 2003,
                                                                                   Associate Counsel, Hartford Life and Accident
                                                                                   Insurance Company.

Douglas G. Hess,              Assistant Secretary   Re-elected by the Board        Vice President, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street,                             annually; Assistant            since November 2002; prior thereto, Assistant
Milwaukee, WI 53202 (1967) *                        Secretary of FAIF since        Vice President, Fund Compliance Administrator,
                                                    September 2001                 U.S. Bancorp Fund Services LLC

----------------------

* Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew, Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor and administrator for FAIF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.

                                                                                                                    NUMBER OF FUND
                                                                                                                  COMPLEX COMMITTEE
                                                                                                                    MEETINGS HELD
                                                                                                                   DURING FAIF'S
                                                                                                                  FISCAL YEAR ENDED
                                           COMMITTEE FUNCTION                             COMMITTEE MEMBERS           10/31/06
                      -----------------------------------------------------------   ----------------------------  -----------------
Audit Committee       The purposes of the Committee are (1) to oversee the Funds'   Leonard W. Kedrowski (Chair)
                      accounting and financial reporting policies and practices,       Benjamin R. Field III
                      their internal controls and, as appropriate, the internal         Richard K. Riederer
                      controls of certain service providers; (2) to oversee the         Virginia L. Stringer
                      quality of the Funds' financial statements and the                    (ex-officio)
                      independent audit thereof; (3) to assist Board oversight
                      compliance with of the Funds' legal and regulatory
                      requirements; and (4) to act as a liaison between the
                      Funds' independent auditors and the full Board of
                      Directors. The Audit Committee, together with the Board of
                      Directors, has the ultimate authority and responsibility
                      to select, evaluate and, where appropriate, replace the
                      outside auditor (or to nominate the outside auditor to be
                      proposed for shareholder approval in any proxy statement).

Pricing Committee     The Committee is responsible for valuing portfolio              Roger A. Gibson (Chair)
                      securities for which market quotations are not readily               James M. Wade
                      available, pursuant to procedures established by the             Benjamin R. Field III
                      Board of Directors.                                              Virginia L. Stringer
                                                                                            (ex-officio)

Governance Committee  The Committee has responsibilities relating to (1) Board       Joseph D. Strauss (Chair)
                      and Committee composition (including, interviewing and               James M. Wade
                      recommending to the Board nominees for election as                Victoria J. Herget
                      directors; reviewing the independence of all independent          Virginia L. Stringer
                      directors; reviewing Board composition to determine the               (ex-officio)
                      appropriateness of adding individuals with different
                      backgrounds or skills; reporting to the Board on which
                      current and potential members of the Audit Committee
                      qualify as Audit Committee Financial Experts; recommending a successor to the Board Chair when a vacancy occurs;
                      consulting with the Board Chair on Committee assignments;
                      and in anticipation of the Board's request for shareholder approval of a slate of directors, recommending to the
                      Board the slate of directors to be presented for Board and shareholder approval); (2) Committee structure (including, at least annually, reviewing each Committee's structure
                      and membership and reviewing each Committee's charter and
                      suggesting changes thereto); (3) director education
                      (including developing an annual education calendar;
                      monitoring independent director attendance at educational
                      seminars and conferences; developing and conducting
                      orientation sessions for new independent directors; and
                      managing the Board's education program in a cost-effective manner); and (4) governance practices (including reviewing and making recommendations regarding director compensation and director expenses; monitoring director investments in
                      the Funds; monitoring compliance with director retirement
                      policies; reviewing compliance with the prohibition from
                      serving on the board of directors of mutual funds that are not part of the First American Fund Complex; if requested, assisting the Board Chair in overseeing self-evaluation
                      process; in collaboration with outside counsel, developing policies and procedures addressing matters which should
                      come before the Committee in the proper exercise of its
                      duties; reviewing the Board's adherence to industry "best
                      practices;" reviewing and recommending changes in Board
                      governance policies, procedures and practices; reporting
                      the Committee's activities to the Board and making such
                      recommendations; reviewing and, as appropriate;
                      recommending that the Board make changes to the
                      Committee's charter).

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating

Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

     The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAIF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

     The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

                                                     AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF          EQUITY SECURITIES IN THE
  NAME OF DIRECTOR     EQUITY SECURITIES IN FAIF   FIRST AMERICAN FUNDS COMPLEX*
---------------------  -------------------------   -----------------------------
Benjamin R. Field III       $10,001-$50,000                Over $100,000
Roger A. Gibson               Over $100,000                Over $100,000
Victoria J. Herget            Over $100,000                Over $100,000
Leonard W. Kedrowski                   None                Over $100,000
Richard K. Riederer           Over $100,000                Over $100,000
Joseph D. Strauss             Over $100,000                Over $100,000
Virginia L. Stringer          Over $100,000                Over $100,000
James M. Wade                 Over $100,000                Over $100,000

----------------------

* The dollar range disclosed is based on the value of the securities as of December 31, 2005.

     As of December 31, 2005, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

COMPENSATION

     The First American Family of Funds, which includes FAIF, FAF, FASF, and FACEF, currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($80,000 in the case of the Chair).

The Fund Review Liaison receives an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $5,000 per day for in-person attendance at Board of Directors meetings ($10,000 in the case of the Chair);

     - $2,500 per day for telephonic attendance at Board of Directors meetings ($5,000 in the case of the Chair);

     - $2,500 for in-person attendance at any committee meeting ($4,250 for the Audit Committee Chair; $3,750 for all other committee chairs);

     - $1,250 for telephonic attendance at any committee meeting ($2,125 for the Audit Committee Chair; $1,875 for all other committee chairs); and

     - $2,500 for in-person attendance at any opening executive session ($5,000 in the case of the Chair).

     Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the First American Family of Funds.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary of FAIF, FAF, FASF, and FACEF, is a partner.

     The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF, and FACEF collectively (column 5) during the fiscal year ended October 31, 2006. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year or fiscal period.

Compensation During Fiscal Year Ended October 31, 2006

                                                                                                        TOTAL COMPENSATION
                                        AGGREGATE          PENSION OR RETIREMENT    ESTIMATED ANNUAL    FROM REGISTRANT AND
                                    COMPENSATION FROM         BENEFITS ACCRUED        BENEFITS UPON    FUND COMPLEX PAID TO
NAME OF PERSON, POSITION              REGISTRANT (1)     AS PART OF FUND EXPENSES      RETIREMENT          DIRECTORS (2)
------------------------            -----------------    ------------------------   ----------------   --------------------
Benjamin R. Field III, Director             $                      -0-                    -0-                    $
Roger A. Gibson, Director                                          -0-                    -0-
Victoria J. Herget, Director                                       -0-                    -0-
Leonard W. Kedrowski, Director                                     -0-                    -0-
Richard K. Riederer, Director                                      -0-                    -0-
Joseph D. Strauss, Director                                        -0-                    -0-
Virginia L. Stringer, Director
     & Chair                                                       -0-                    -0-
James M. Wade, Director                                            -0-                    -0-

----------------------

(1) Included in the Aggregate Compensation from Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $______; and Leonard W. Kedrowski, $______.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $______; and Leonard W. Kedrowski, $______.

SALES LOADS

     Directors of the Fund and certain other Fund affiliates may purchase the Fund's Class A shares at net asset value without a sales charge. See the prospectus for details.

                                 CODE OF ETHICS

     First American Investment Funds, Inc., FAF Advisors, Inc., Altrinsic Global Advisors, LLC, Hansberger Global Investors, Inc., Lazard Asset Management LLC, and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These Codes of Ethics are on public file with, and are available from, the SEC.

                              PROXY VOTING POLICIES

     The policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

     FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2006, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $___ billion, consolidated deposits of $___ billion and shareholders' equity of $___ billion.

     Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), as amended, the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the Fund's assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. Under the terms of the Advisory Agreement, the Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to ____% of the Fund's average daily net assets.

     The Advisory Agreement requires the Advisor to arrange, if requested by FAIF, for officers or employees of the Advisor to serve without compensation from the Fund as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Fund, including the Fund's distributor, shareholder services agent, custodian, accounting agent, and any sub-advisors, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Fund with the necessary personnel, office facilities, and equipment to service the Fund's investments and to discharge its duties as investment advisor of the Fund.

     One or more sub-advisors provide investment advisory services to the Fund (each a "Sub-Advisor" and together, the "Sub-Advisors"). The Fund has received an exemptive order from the SEC that permits the Advisor to engage or terminate a Sub-Advisor, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Fund's board of directors, without obtaining shareholder approval. The Advisor is responsible for selecting the Fund's investment strategies and for allocating and reallocating assets among the Sub-Advisors consistent with the Fund's investment objectives and strategies. Any assets not allocated to a Sub-Advisor are managed by the Advisor. The Advisor is also responsible for implementing procedures to ensure that each Sub-Advisor complies with the Fund's investment objective, policies and restrictions.

     In addition to the investment advisory fee, the Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Fund under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Fund. The Advisor has agreed to indemnify the Fund with respect to any loss, liability, judgment, cost or penalty that the Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

     The Advisor may agree to a voluntary fee waiver for the Fund, which will be set forth in the Fund's Prospectus. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Fund from time to time, in its discretion, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering the Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

SUB-ADVISORS

     The Fund currently uses three Sub-Advisors, each providing investment advisory services to a portion of the Fund's assets:

     - Altrinsic Global Advisors, LLC ("Altrinsic") has been a sub-advisor to the Fund since its inception, pursuant to an agreement with the Advisor dated ____________, 2006. Altrinsic is an employee-owned company founded in 2000. One of those employees, John Hock, has a controlling interest in Altrinsic. As of September 30, 2006, Altrinsic had assets under management of approximately $____ billion.

     - Hansberger Global Investors, Inc. ("HGI") has been a sub-advisor to the Fund since its inception, pursuant to an agreement with the Advisor dated ___________, 2006. HGI is a wholly owned subsidiary of Hansberger Group, Inc. The firm was founded in 1994. As of September 30, 2006, HGI had assets under management of approximately $ ____ billion.

     - Lazard Asset Management LLC ("Lazard") has been a sub-advisor to the Fund since its inception, pursuant to an agreement with the Advisor dated ___________, 2006. Lazard is a wholly owned subsidiary of Lazard Freres & Co., LLC. As of September 30, 2006, HGI had assets under management of approximately $ ____ billion.

     Each Sub-Advisor has discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund's investment objective and restrictions. Each Sub-Advisor has been retained by the Advisor and is paid a portion of the advisory fee.

ADDITIONAL PAYMENTS TO FINANCIAL INSTITUTIONS

     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus and elsewhere in this Statement of Additional Information, the Advisor and/or the Distributor may make additional payments out of its own assets to selected institutions that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other institutions; hereinafter "Institutions") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

     The amounts of these payments could be significant and may create an incentive for an Institution or its representatives to recommend or offer shares of the Fund or other First American Funds to its customers. The Institution may elevate the prominence or profile of the Fund within the Institution's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Fund in various ways within the Institution's organization.

     These payments are made pursuant to agreements with Institutions and do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

     The categories of payments described below are not mutually exclusive, and a single Institution may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to certain Institutions that are registered as holders or dealers of record for accounts in one or more of the First American Funds, or certain Institutions that sell First American Fund shares through retirement plans and other investment programs to compensate them for a variety of services they provide to such programs.

     Marketing Support Payments. Services for which an Institution receives marketing support payments may include business planning assistance, advertising, educating the Institution's personnel about the First American Funds and shareholder financial planning needs, placement on the Institution's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Institution. In addition, Institutions may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Institution. The Advisor and/or the Distributor compensates Institutions differently depending upon, among other factors, sales and assets levels, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Institution.

     Marketing support payments typically apply to retail sales and assets but may apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs, in certain situations. The payments are negotiated and may be based on such factors as the number or value of shares that the Institution sells or may sell, the value of the assets invested in the Fund or, collectively, in all First American Funds by the Institution's customers and/or other measures as determined from time to time by the Advisor and/or the Distributor. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Institution charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

     Program Servicing Payments. Services for which an Institution receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Institution may perform program services itself or may arrange with a third party to perform program services.

     Program servicing payments typically apply to retirement plans or fee-based advisory programs but may apply to retail sales and assets, in certain situations. The payments are negotiated and are based on such factors as the type and nature of services or support furnished by the Institution. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Institution charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

     The Advisor and/or the Distributor may make one-time or periodic payments to selected Institutions receiving program servicing payments to reimburse printing costs for literature for participants, for account maintenance, for ticket charges of up to $25 per purchase or exchange order placed by an Institution, or for the establishment of First American Funds on the Institution's trading system. In addition, the Advisor and/or the Distributor, at the direction of a retirement plan's sponsor, may reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. These payments may cause the aggregate amount of the payments to an Institution on an annual basis to exceed the basis point amount set forth below.

     Except as described in the foregoing paragraph, in the case of any one Institution, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Institution on an annual basis.

Other Payments

     From time to time, the Advisor and/or the Distributor, at its expense, may provide compensation to Institutions that sell or arrange for the sale of shares of the Fund(s), in addition to marketing support and program servicing payments described above. When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Institutions for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Institution employees, client and investor events and other Institution-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

     The Advisor and/or the Distributor occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

     Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. The total compensation of employees who have marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds. Other employees of the Advisor and its affiliates may receive a one-time referral fee from the Advisor and/or the Distributor for new business to the First American Funds based on a percentage of the annual revenue generated by the new client relationship. Such compensation will not exceed 10% of the annual revenue generated, up to a maximum of $10,000.

     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Investors can ask their Institution for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.

     Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Institutions Receiving Additional Payments

     The following is a list of Institutions receiving one or more of the types of payments discussed above as of _______________, 2006:

401(k) Investment Services, Inc.
A.G. Edwards & Sons, Inc.
American Stock Transfer & Trust Company
Ameriprise Financial Services, Inc.
Bisys Retirement Services, Inc.
Ceridian Corporation
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
City National Bank
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network Country Capital Management Company
CPI Qualified Plan Consultants, Inc.
Dyatech, LLC
ExpertPlan, Inc.
Fidelity Investments Institutional Operations Company
Fintegra, LLC
Hewitt Associates LLC
J.P. Morgan Retirement Plan Services, LLC
Linsco/Private Ledger Corp.
McDonald Investments, Inc.

Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
MetLife Securities, Inc.
Metropolitan Life Insurance Company
Mid Atlantic Capital Corporation
Milliman & Robertson, Inc.
Morgan Stanley DW Inc
MSCS Financial Services, LLC
National Financial Services LLC
National Investor Services Corp.
National Planning Holdings, Inc.
Pershing LLC
Piper Jaffray & Company
Raymond James & Associates
Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Stanton Trust Company N.A.
Stifel, Nicolaus & Co., Inc.
Sungard Financial Networks
Symetra Life Insurance Company
TD Waterhouse Investor Services, Inc.
The Prudential Insurance Company of America
The Retirement Plan Company, LLC
UBS Financial Services, Inc.
Unified Trust, N.A.
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
Wachovia Bank, N.A.
Wells Fargo Bank, N.A.

     Any additions, modification or deletions to the list of Institutions identified above that have occurred since _____________________, 2006 are not reflected.

ADMINISTRATOR

     FAF Advisors, Inc. (the "Administrator") serves as Administrator pursuant to an Administration Agreement between the Administrator and FAIF, dated July 1, 2005, amended to provide for the provision of services to the Fund on ___________, 2006. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Fund. These services include various oversight and legal services, accounting services and shareholder services. The Fund pays the Administrator fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.135% on the next $17 billion of aggregate average daily net assets, 0.12% on the next $25 billion of aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to a Sub-Administration Agreement dated July 1, 2005 whereby USBFS provides various Sub-Administration services. USBFS is a subsidiary of U.S. Bancorp.

TRANSFER AGENT

     USBFS serves as the Fund's transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement between USBFS and the FAIF dated July 1, 2005, approved by the board of directors with respect to the Fund on ___________, 2006. Pursuant to the Transfer Agency and Shareholder Servicing Agreement, the Fund pays $18,500 per share class and additional per account fees for transfer agent services. The Fund also pays a fee equal, on an annual basis, to 0.10% of the Fund's average daily net assets as compensation for providing certain shareholder services and to reimburse USBFS for its payments to institutions with which it has contracted to establish and service omnibus accounts. In addition, USBFS is reimbursed for its out-of-pocket expenses incurred while providing its services to the Fund.

DISTRIBUTOR

     Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Fund's shares pursuant to a Distribution Agreement dated July 1, 2005 (the "Distribution Agreement") The Distributor is a wholly owned subsidiary of U.S. Bancorp.

     Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

     Under the Distribution Agreement, the Fund has granted to the Distributor the exclusive right to sell shares of the Fund as agent and on behalf of the Fund. The Distributor pays compensation pursuant to the Distribution Agreement to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor. U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, and U.S. Bank, are Participating Institutions.

     The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares of the Fund for that month.

     The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

     The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

     The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Institutions in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R Shares.

     The Distributor receives no compensation for distribution of the Class Y Shares.

     The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Distribution and Service Plan or in any agreement related to such plan.

     FAIF has also adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Fund to pay the Distributor distribution and/or shareholder servicing fees. The Plan is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under the Plan are used for primary purpose of compensating broker-dealers for their sales of the Fund. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, except that portion which is reallowed to Participating Institutions. The Plan recognizes that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Custodian. State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC/5 Boston, MA 02111, acts as the custodian for the Fund. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. All of the instruments representing the investments of the Fund and all cash are held by their respective custodian or, for the Fund, by a sub-custodian. The custodian or sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

     State Street Bank and Trust Company, as custodian for the Fund, is paid reasonable compensation as agreed upon from time to time. Sub-custodian fees with respect to the Fund are paid by State Street Bank and Trust Company out of its fees from the Fund. In addition, the custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Fund. The custodian continues to serve so long as their appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

     Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Fund's independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

     The following table sets forth the number and total assets of the mutual funds and accounts managed by the Fund's portfolio managers as of October 31, 2006.

                                                                        NUMBER OF                        AMOUNT SUBJECT TO
PORTFOLIO MANAGER                  TYPE OF ACCOUNT MANAGED              ACCOUNTS        ASSETS         PERFORMANCE-BASED FEE
--------------------------     ---------------------------------        --------        ------         ---------------------
David A. Chalupnik             Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

David R. Cline                 Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

Walter A. French               Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

Keith B. Hembre                Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

Mark S. Jordahl                Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

                                                                        NUMBER OF                        AMOUNT SUBJECT TO
PORTFOLIO MANAGER                  TYPE OF ACCOUNT MANAGED              ACCOUNTS        ASSETS         PERFORMANCE-BASED FEE
--------------------------     ---------------------------------        --------        ------         ---------------------
Jose ("Tony") A. Rodriguez     Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

John Hock                      Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

John L. Devita                 Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

Rehan Chaudri                  Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

Tom Tibbles                    Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

Barry Lockhart                 Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

James M. Donald                Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts

John R. Reinsberg              Registered Investment Company
                               Other Pooled Investment Vehicles
                               Other Accounts


     FAF ADVISORS SIMILAR ACCOUNTS. The Funds' portfolio managers often manage multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

     ALTRINSIC SIMILAR ACCOUNTS. Altrinsic portfolio managers manage other accounts in addition to the Fund. Therefore, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments and the investments of other accounts. Certain of these accounts may pay higher advisory fees than the Fund creating an incentive to favor the higher paying account. Altrinsic has adopted trade allocation and aggregation policies and procedures to address these conflicts.

     Generally, the investment decisions for the Fund are reached independently from those for other accounts managed by Altrinsic. However, some of Altrinsic's other accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. Altrinsic's personnel may benefit personally or the firm may benefit as a whole from good investment performance by other accounts than by equivalent performance of the Fund. In those instances where the Fund and another client of Altrinsic's trade in the same type of instrument or security at the same time, Altrinsic has established allocation procedures to allocate such trades among its various client and the Fund fairly and equitably. In some cases, Altrinsic's allocation and aggregation procedures may operate to a disadvantage because of the size or price of a position obtainable for the Fund.

     HGI SIMILAR ACCOUNTS. HGI's management of "other accounts" may give rise to potential conflicts of interest in connection with its management of the Fund's investments, on the one hand, and the investments of other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager's knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, some accounts charge performance fees which could enhance conflicts of interest in the allocation of investment opportunities. However, HGI has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitable allocated.

     LAZARD SIMILAR ACCOUNTS. Although the potential for conflicts of interest exists when an investment advisor and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund, Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

     Potential conflicts of interest may arise because of Lazard's management of the Fund and other accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard's portfolio managers do not manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

PORTFOLIO MANAGER COMPENSATION

     FAF ADVISORS COMPENSATION. Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

     Base pay is determined based upon an analysis of the portfolio manager's general performance, experience, and market levels of base pay for such position.

     The Fund's portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and experience, and market levels of base pay for such position.

     For managers of the Fund, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio's benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and
(ii) top quartile performance versus the Lipper industry peer group.

     Investment performance is measured on a pre-tax basis, gross of fees for Fund results and for the Lipper industry peer group.

     Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components:
(i) phantom equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

     There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

     ALTRINSIC COMPENSATION. Altrinsic manages all accounts on a team basis and all the portfolio managers are equity partners. The value of the equity and the associated cash flows are solely determined by the team's long-term investment performance and client satisfaction. All portfolio managers receive a guaranteed fixed payment monthly, a bonus at the end of the fiscal year, allocated capital based on the firm's profitability and participation in Altrinsic's profit sharing plan. John Hock, the Chief Investment Officer determines the compensation for the portfolio managers.

     All portfolio managers receive a percentage of the net profits, which is allocated to their capital account. Altrinsic maintains a discretionary Profit Sharing Plan in which all employees are eligible to participate after six months of employment.

     Altrinsic's portfolio managers' bonus compensation is determined primarily on the basis of a qualitative determination of their value added in terms of their stock specific research and the overall long-term performance of client accounts versus the respective benchmarks for each account. Consideration is given to each account's objectives, policies, strategies, limitations, and the market environment during the measurement period. Additional factors include the portfolio managers' contributions to the investment management functions within Altrinsic, contributions to the development of other investment professionals and supporting staff, and overall contribution marketing, client service, and strategic planning for the organization. There are no material differences between how Altrinsic portfolio managers are compensated for the Fund and for other accounts.

     HGI COMPENSATION. HGI compensates each portfolio manager for his or her management of the Fund. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by HGI's Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

     A Portfolio Manager's bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to, performance of the Fund and other funds managed relative to expectations for how those funds should have performed as compared to their benchmarks (the _________ Index for the Fund), given their objectives, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in a fund's portfolio. Additional factors include the portfolio manager's contributions to the investment management functions within HGI, contributions to the development of other investment professionals and supporting staff, and overall contributions to marketing, client service, and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives stated above.

     LAZARD COMPENSATION. Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork, and commitment.

     Total compensation is not fixed, but rather is based on the following factors: (1) maintenance of current knowledge and opinions on companies owned in the portfolio; (2) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(3) ability and willingness to develop and share ideas on a team basis; and (4) the performance results of the portfolios managed by the investment team.

     Variable bonus is based on the portfolio manager's quantitative performance as measured by the manager's ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by him or her, by comparison of each account to a predetermined benchmark, including, as appropriate for the relevant account's investment strategy, the MSCI World Index, the FTSE All World Europe ex-UK Index, the MSCI European Index, and the MSCI EAFE Index, over the current year and the longer-term performance (3-, 5-, or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the board of directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

     In addition, effective May, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining, and motivating officers, employees, directors, advisors, and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

OWNERSHIP OF FUND SHARES

     The Fund did not commence the public offering of shares until the date of this SAI. No shares were beneficially owned by the portfolio managers as of that date.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor or the Sub-Advisors as it relates to the portion of the Fund's assets that they respectively manage for the Fund.

     In selecting a broker-dealer to execute securities transactions, the Advisor and the Sub-Advisors consider a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Advisor and Sub-Advisors may consider include a broker-dealer's access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Advisor and Sub-Advisor may cause the Fund to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). The Advisor and Sub-Advisor may cause the Fund to pay up in recognition of the value of brokerage and research products and services provided to the Advisor or Sub-Advisor by the broker-dealer. The broker-dealer may directly provide such products or services to the Advisor or Sub-Advisor, or purchase them form a third party and provide them to the Advisor or Sub-Advisor. In such cases, the Fund is in effect paying for the brokerage and research products and services in so-called "soft-dollars." However, the Advisor and Sub-Advisors will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Sub-Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research products and services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor and Sub-Advisor with respect to the managing of its accounts.

     The types of research products and services the Advisor and Sub-Advisors receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor and Sub-Advisors by, or through, broker-dealers.

     The research products and services the Advisor and Sub-Advisors receive from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's or Sub-Advisors' own normal research activities. As a practical matter, however, it would be impossible for the Advisor and Sub-Advisors to generate all of the information presently provided by broker-dealers. The expenses of the Advisor and Sub-Advisors would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor and Sub-Advisors could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor and Sub-Advisors are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

     As a general matter, the brokerage and research products and services the Advisor and Sub-Advisors receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions may pay for brokerage and research products and services utilized in managing fixed income accounts.

     In some cases, the Advisor or a Sub-Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record keeping, administration or marketing. In such cases, the Advisor or Sub-Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor or Sub-Advisor has a conflict of interest in making such decisions.

     Many of the Fund's portfolio transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

     It is expected that the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the over-the-counter markets.

     The Fund does not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor, Sub-advisors or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

     When two or more clients of the Advisor or a Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Advisor or the Sub-Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

                                  CAPITAL STOCK

     Each share of the Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Fund have no preemptive or conversion rights.

     Each share of the Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to the Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

     As of the date of this Statement of Additional Information, there were __ shares of the Fund outstanding, all of which were held by FAF Advisors, Inc.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The public offering price of the shares of the Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectus.

     The net asset value of the Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by the Fund are traded on days that the Fund is not open for business, the Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur with the Fund as it holds securities which are traded in foreign markets.

                                    TAXATION

     The Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     Some of the investment practices that may be employed by the Fund will be subject to special provisions that, among other things, may defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities. The Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as regulated investment companies.

     When the Fund lends portfolio securities to a borrower as described above in "Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

     Any loss on the sale or exchange of shares of the Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

     For federal tax purposes, if a shareholder exchanges shares of the Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares" in the Prospectus), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A, Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     Pursuant to the Code, distributions of net investment income by the Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. The Fund will report annually to its shareholders the amount of any withholding.

     A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the United States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

     Sales charges on the purchase of Class A shares can be reduced through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

     QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: The Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge.

     The sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus
(ii) the purchase price of the Class A, Class B and Class C shares of any other First American fund (other than a money market fund) or any fund managed by Country Capital Management Company that you are concurrently purchasing, plus
(iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) or fund managed by Country Capital Management Company that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

     LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A, Class B or Class C shares in the Fund, other First American funds (other than money market funds), or funds managed by Country Capital Management Company, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold a percentage equal to the Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

     The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

     General. The prospectus for the Fund sets forth the categories of investors eligible to purchase Class A shares without a sales charge.

     Purchases of $1 Million or More. Class A shares may be purchased without a sales charge by non-retirement accounts if the purchase, when aggregated with certain Class A, B and C share purchases as described in the Fund's prospectus, totals $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% on purchases of $1 million to $3 million, 0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

     Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and profit sharing and pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Fund's distributor to perform share distribution services may receive a commission on such sales of the Fund equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. A commission is paid only on Class A shares of the Fund.

REINVESTMENT RIGHT

     If Class A Shares of the Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of the Fund, there may be tax consequences.

             ADDITIONAL INFORMATION ABOUT PURCHASING CLASS Y SHARES

     As set forth in the prospectus, among those eligible to purchase Class Y shares are individual investors who have at least $5 million invested in the First American open-end funds. In determining whether the $5 million dollar threshold has been reached the net asset value of the First American open-end fund shares that are being purchased will be added to the current net asset value of any shares of the First American open-end funds that you already own. In addition, your purchase will be aggregated with shares held or being concurrently purchased by your spouse or domestic partner and your dependent children, and shares held by you or any of the foregoing persons in individual retirement, custodial or personal trust accounts. You must notify your investment professional or financial institution of your eligibility to purchase Class Y shares.


                  ADDITIONAL INFORMATION ABOUT REDEEMING SHARES

BY TELEPHONE

     A shareholder may redeem shares of the Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Fund as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Fund. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Fund's agent for the purpose of accepting redemption requests, and the Fund will be deemed to have received a redemption request upon receipt of the request by the financial institution.

     Shareholders who did not purchase their shares of the Fund through a financial institution may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Fund may limit telephone redemption requests to an aggregate of $50,000 per day across the First American Fund family.

     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor the Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Fund will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Fund may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

     Any shareholder may redeem Fund shares by sending a written request to the Administrator, shareholder servicing agent, financial institution or USBFS. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

     - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

     - a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

     The  Fund does not accept signatures guaranteed by a notary public.

     The Fund, the Administrator and USBFS have adopted standards for accepting signature from the above institutions. The Fund may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Fund, the Administrator and USBFS reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrator or USBFS is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                                   APPENDIX A

                                     RATINGS

     A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS

     STANDARD & POOR'S

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     MOODY'S

     Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

     A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

     B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     FITCH

     AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

     BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC AND C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

     DDD, DD AND D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     STANDARD & POOR'S

     Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     MOODY'S

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     FITCH

     Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

     F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL PRINCIPLES

FAF Advisors, Inc. ("FAF Advisors") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is FAF Advisors' duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-advisor, FAF Advisors delegates proxy voting to the sub-advisor who is responsible for developing and enforcing policies, which are reviewed regularly by FAF Advisors.

FAF Advisors' Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures and (2) monitoring the activities of FAF Advisors' Proxy Voting Administration Committee.

POLICIES AND PROCEDURES

Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors' positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions. In appropriate situations, a portfolio manager can initiate action to override a standard policy for a particular vote and such override will be subject to approval of the Investment Policy Committee.

Procedures. Responsibility for certain administrative aspects of proxy voting rests with the FAF Advisors' Proxy Voting Administration Committee. The Proxy Voting Administration Committee also supervises the relationship with an outside firm that assists with the process, ISS. This firm apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provide FAF Advisors with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as FAF Advisors' proxy voting record keeper and generates reports on how proxies were voted.

Conflicts of Interest. As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

Although FAF Advisors strongly believes that, regardless of such real or perceived conflicts of interest, it will vote proxies in its clients' best interests. By adopting ISS's policies and generally deferring to ISS's recommendations, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the Proxy Voting Administration Committee determines that ISS faces a material conflict of interest with respect to a specific vote, the Proxy Voting Administration Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

     - Obtaining instructions from the affected clients on how to vote the proxy;

     - Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

     -    Voting in proportion to the other shareholders;

     - Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

     -    Following the recommendation of a different independent third party.

In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify FAF Advisors' Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

On a regular basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters. The review will include:

     - Monitor proxy votes cast to ensure they are consistent with FAF Advisors policy.

     -    Ensure proxy votes are cast in a timely manner.

     - Ensure proxy ballots are sent to and received by ISS in a timely manner.

The Proxy Voting Administration Committee will report periodically to the Investment Policy Committee, including a review of all identified conflicts and how they were addressed. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

VOTE DISCLOSURE TO SHAREHOLDERS

The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors' separately managed account clients can contact their relationship manager for more information on FAF Advisors' policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors' vote.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           PART C - OTHER INFORMATION


ITEM 23.  EXHIBITS

(a)(1) Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 033-16905, 811-05309)).

(a)(2) Articles Supplementary, designating new series and new share classes (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 36, Filed on April 15, 1998 (File Nos. 033-16905, 811-05309)).

(a)(3) Articles Supplementary, designating new series and new share classes (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 54, Filed on June 27, 2001 (File Nos. 033-16905, 811-05309)).

(a)(4) Articles Supplementary, designating new series (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 61, Filed on April 30, 2002 (File Nos. 033-16905, 811-05309)).

(a)(5) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 65, Filed on October 24, 2002 (File Nos. 033-16905, 811-05309)).

(a)(6) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 66, Filed on January 28, 2003 (File Nos. 033-16905, 811-05309)).

(a)(7) Articles Supplementary decreasing authorizations of specified classes and series and decreasing total authorized shares (Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 70, filed on June 30, 2004 File nos. 033-16905, 811-05309).

(a)(8) Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 72, filed on September 24, 2004 (File Nos. 033-16905, 811-05309).

(b) Bylaws, as amended (Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 72, Filed on September 24, 2004 (File Nos. 033-16905, 811-05309)).

(c)      Not applicable.

(d)(1) Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National Association. (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(d)(2) Supplement dated as of December 31, 1993 to Investment Advisory Agreement relating to authority to appoint a subadviser to International Fund. (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(d)(3) Assignment and Assumption Agreement dated May 2, 2001, relating to assignment of Investment Advisory Agreement to U.S. Bancorp Piper Jaffray Asset Management, Inc. (Incorporated by reference to Exhibit
         (d)(3) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 033-16905, 811-05309)).

(d)(4) Exhibit A to Investment Advisory Agreement, effective October 1, 2004 (series and advisory fees) (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 72, Filed on September 24, 2004 (File Nos. 033-16905, 811-05309)).

(d)(5) Amendment to Investment Advisory Agreement, dated as of June 21, 2005, permitting Registrant to purchase securities from Piper Jaffray & Co. (Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(d)(6) Amendment to Investment Advisory Agreement, dated July 1, 2005, reducing advisory fees for certain funds (Incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 79, Filed on December 27, 2005 (File Nos. 033-16905, 811-05309)).

(d)(7) Sub-Advisory Agreement dated December 9, 2004, by and among Registrant, FAF Advisors, Inc. and J.P. Morgan Investment Management Inc. with respect to International Fund. (Incorporated by reference to Exhibit
         (d)(6) to Post-Effective Amendment No. 74, Filed on January 31, 2005 (File Nos. 033-16905, 811-05309)).

(d)(8) Sub-Advisory Agreement dated __________, 2006, by and between FAF Advisors, Inc. and Altrinsic Global Advisors, LLC with respect to International Select Fund.**

(d)(9) Sub-Advisory Agreement dated __________, 2006, by and between FAF Advisors, Inc. and Hansberger Global Investors, Inc. with respect to International Select Fund.**

(d)(10) Sub-Advisory Agreement dated __________, 2006, by and between FAF Advisors, Inc. and Lazard Asset Management LLC with respect to International Select Fund.**

(e)(1) Distribution Agreement between the Registrant and Quasar Distributors, LLC, effective July 1, 2005 (Incorporated by reference to Exhibit
         (e)(1) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(e)(2) Form of Dealer Agreement (Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(f)(1) Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000, as amended February 2005 (Incorporated by reference to Exhibit No. (f)(1) to Post-Effective Amendment No. 76, filed May 13, 2005 (File Nos. 033-16905, 811-05309)).

(f)(2) Deferred Compensation Plan for Directors Trust Agreement, Amended Summary of Terms dated February 2005 (Incorporated by reference to Exhibit No. (f)(2) to Post-Effective Amendment No. 76, filed May 13, 2005 (File Nos. 033-16905, 811-05309)).

(g)(1) Custodian Agreement dated July 1, 2006, between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(g)(2) Custodian Agreement dated July 1, 2005, by and between Registrant and State Street Bank and Trust Company with respect to International Fund (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(h)(1) Administration Agreement dated July 1, 2006, by and between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(h)(2) Schedule A to Administration Agreement dated July 1, 2006 between Registrant and FAF Advisors, Inc. (Incorporated by reference to Exhibit
         (h)(2) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(h)(3) Sub-Administration Agreement dated July 1, 2005, by and between FAF Advisors, Inc. and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(h)(4) Transfer Agent and Shareholder Servicing Agreement dated July 1, 2006, by and among Registrant, and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(i)      Opinion and Consent of Dorsey & Whitney LLP dated December __, 2006.**

(j)      Consent of Ernst & Young LLP.**

(k)      Not applicable.

(l)      Not applicable.

(m)(1) Amended and Restated Distribution and Service Plan for Class A, B, C, and R shares, effective July 1, 2005 (Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(n)(1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective July 1, 2005 (Incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 033-16905, 811-05309)).

(o)      Reserved.

(p)(1) First American Funds Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940 and Section 406 of the Sarbanes-Oxley Act, effective April 14, 2005 (Incorporated by reference to Exhibit
         (p)(1) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(p)(2) FAF Advisors, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, effective December 8, 2005 (Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(p)(3) J.P. Morgan Investment Management Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, effective February 1, 2005, revised September 29, 2005

         (Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

(p)(4) Quasar Distributors, LLC Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, effective September 1, 2005 (Incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 79, Filed on December 27, 2005 (File Nos. 033-16905, 811-05309)).

(q) Power of Attorney dated June 20, 2006 (Incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 80, Filed on August 31, 2006 (File Nos. 033-16905, 811-05309)).

**       To be filed by subsequent amendment.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 25.  INDEMNIFICATION

          The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Information on the business of the Registrant's investment adviser, FAF Advisors, Inc. (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

          Thomas S. Schreier, Jr., President and Chief Executive Officer and chair of Board of Directors, FAF Advisors, Inc. ("FAF Advisors"), Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), and eight closed-end funds advised by FAF Advisors--American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., and American Income Fund, Inc. collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); President, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present).

          Mark S. Jordahl, Chief Investment Officer and director on Board of Directors, FAF Advisors, Minneapolis, MN (July 2001 to present); Vice President
- Investments, FAIF, FAF, FASF, and FACEF, Minneapolis, MN (September 2001 to present); Vice President -- Investments, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present).

          Charles R. Manzoni, Jr., General Counsel and Secretary and director on Board of Directors, FAF Advisors, Minneapolis, MN (June 2004 to present).

          Joseph M. Ulrey, III, Chief Financial Officer and director on Board of Directors, FAF Advisors, Minneapolis, MN (December 2004 to present); Interim Chief Operating Officer, Shareholder Services and Fund Treasurer (April 2004 to December 2004).

          Charles D. Gariboldi, Jr., Treasurer, FAF Advisors, Minneapolis, MN (October 2004 to present); Treasurer, FAIF, FAF, FASF, and FACEF, Minneapolis, MN (December 2004 to present); Treasurer, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present); Vice President, Investment Accounting and Fund Treasurer, Thrivent Financial for Lutherans, Minneapolis, MN (1999 to October 2004).

          David H. Lui, Chief Compliance Officer, FAF Advisors, Minneapolis, MN (March 2005 to present); Chief Compliance Officer, FAIF, FAF, FASF, and FACEF, Minneapolis, MN (February 2005 to present); Chief Compliance Officer, Mount Vernon Securities Lending Trust, Minneapolis, MN (October 2005 to present); Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments, San Mateo, CA (2004 to February 2005); Head of Institutional Compliance and Chief Compliance Counsel, Charles Schwab & Co., Inc., San Francisco, CA (1992 to 2004).

          Jason K. Mitchell, Anti-Money Laundering Officer, FAF Advisors, Minneapolis, MN (September 2006 to present); Anti-Money Laundering Officer, FAIF, FAF, FASF, FACEF, and Mount Vernon Securities Lending Trust, Minneapolis, MN (September 2006 to present); Compliance Manager, FAF Advisors, Minneapolis, MN (June 2006 to September 2006); Compliance Analyst, FAF Advisors, Minneapolis, MN (October 2004 to June 2006).

          John P. Kinsella, Senior Vice President and Director of Tax, FAF Advisors, Minneapolis, MN (February 2003 to present).

ITEM 27.  PRINCIPAL UNDERWRITERS

          Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for the following investment companies:

AIP Alternative Strategies Funds                Fund X Funds                             Monetta Trust
Akros Absolute Return Fund                      Glenmede Fund, Inc.                      MP63 Fund
Al Frank Funds                                  Glenmede Portfolios                      Muhlenkamp (Wexford Trust)
Allied Asset Advisors Funds                     Greenspring Fund                         Mutuals.com
Alpine Equity Trust                             Greenville Small Cap Growth Fund         Mutuals.com Vice Fund
Alpine Income Trust                             Guinness Atkinson Funds                  Nicholas Funds
Alpine Series Trust                             Harding Loevner Funds                    Osterweis Funds
American Trust Allegiance Fund                  Hennessy Funds, Inc                      Perkins Capital Management
Appleton Group                                  Hennessy Mutual Funds, Inc.              Permanent Portfolio Funds
Ascentia Long/Short Fund                        Hester Total Return Fund                 Perritt Opportunities Funds
Bowen, Hanes Investment Trust                   High Pointe Funds                        PIA Funds
Brandes Investment Trust                        Hodges Fund                              PIC Funds
Brandywine Blue Funds, Inc.                     Hotchkis and Wiley Funds                 Portfolio 21
Brazos Mutual Funds                             Intrepid Capital Management              Primecap Odyssey Funds
Bridges Investment Fund, Inc.                   Jacob Internet Fund Inc.                 Prudent Bear Funds, Inc.
Buffalo Funds                                   Jacobs & Company Mutual Fund             Purisima Funds
Capital Advisors Funds                          Jensen Portfolio                         Rainier Funds
CastleRock Fund                                 Julius Baer Funds                        Rigel Capital, LLC
Chase Funds                                     Kensington Funds                         Rockland Small Cap Growth Fund
Cookson Peirce                                  Keystone Mutual Funds                    Sincere Small Cap Fund
Country Funds                                   Kiewit Investment Fund L.P.              Snow Fund
Cullen Funds                                    Kirr Marbach Partners Funds, Inc         Stephens Management Co.
Duncan-Hurst Funds                              Leonetti Funds                           Summit Funds
Edgar Lomax Value Fund                          Lighthouse Capital Management            Teberg Fund
Everest Funds                                   LKCM Funds                               Thompson Plumb (TIM)
FFTW Funds, Inc.                                Masters' Select Fund Trust               TIFF Investment Program, Inc.
FIMCO Funds                                     Matrix Asset Advisors, Inc.              Tygh Capital Management
First American Funds, Inc.                      McCarthy Fund                            Villere Fund
First American Investment Funds, Inc.           McIntyre Global Equity Fund              Women's Equity Fund
First American Strategy Funds, Inc.             Midanek/Pak Fund
Fort Pitt Capital Group, Inc.                   Monetta Fund, Inc.

The board members and officers of Quasar Distributors, LLC and their positions or offices with the Registrant are identified in the following table. Unless otherwise noted, the business address for each board member or officer is Quasar Distributors, LLC 615 East Michigan Street, Milwaukee, WI 53202.

                                               POSITION AND OFFICES WITH             POSITION AND OFFICES WITH
      NAME                                     UNDERWRITER                           REGISTRANT
      ----                                     -------------------------             -------------------------
      James R. Schoenike                       President, Board Member               None

      Joe D. Redwine                           Board Member                          None

      Robert Kern                              Board Member                          None
      777 East Wisconsin Avenue
      Milwaukee, WI 53202

      Eric W. Falkeis                          Board Member                          None
      777 East Wisconsin Avenue
      Milwaukee, WI 53202

      Susan L.  La Fond                        Financial Operations Principal        None
      Andrew M. Strnad                         Secretary                             None
      Teresa Cowan                             Assistant Secretary                   None

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by FAF Advisors, Inc. 800 Nicollet Mall, Minneapolis, Minnesota, 55402, and U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES

           As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement Nos. 033-16905 and 811-05309 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 6th day of October 2006.

                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

                                           By:      /s/ Thomas S. Schreier, Jr.
                                                    ---------------------------
                                                    Thomas S. Schreier, Jr.
                                                    President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity indicated and on October 6, 2006.

SIGNATURE                                                                                           TITLE
---------                                                                                           -----
                   /s/ Thomas S. Schreier, Jr.
-----------------------------------------------------------------                                 President
                     Thomas S. Schreier, Jr.

                  /s/ Charles D. Gariboldi, Jr.
-----------------------------------------------------------------            Treasurer (principal financial/accounting officer)
                    Charles D. Gariboldi, Jr.

                                *
-----------------------------------------------------------------
                     Benjamin R. Field, III                                                       Director

                                *
-----------------------------------------------------------------
                       Victoria J. Herget                                                         Director

                                *
-----------------------------------------------------------------
                         Roger A. Gibson                                                          Director

                                *
-----------------------------------------------------------------
                      Leonard W. Kedrowski                                                        Director

                                *
-----------------------------------------------------------------
                       Richard K. Riederer                                                        Director

                                *
-----------------------------------------------------------------
                        Joseph D. Strauss                                                         Director

                                *
-----------------------------------------------------------------
                      Virginia L. Stringer                                                        Director

                                *
-----------------------------------------------------------------
                          James M. Wade                                                           Director

* Richard J. Ertel, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of
First American Investment Funds, Inc. pursuant to the powers of attorney duly executed by such persons.

 By: /s/ Richard J. Ertel
-----------------------------------------------------------------                             Attorney-in-Fact
         Richard J. Ertel